UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-31184

Date of Report: November 28, 2011

SHOSHONE SILVER MINING COMPANY
(Exact name of registrant as specified in its charter)

IDAHO	82-0304993
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3714 W. Industrial Loop, Coeur d’Alene, ID 83815
(Address of principal executive offices)

(208) 664-0620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1, 2011, BehlerMick PS ("BehlerMick") resigned as the Company's independent registered public accounting firm as a result of BehlerMick's cessation of operations. Concurrent with the resignation of BehlerMick, the Company, through and with the approval of its Board of Directors, engaged MartinelliMick PLLC ("MartinelliMick") as its independent registered public accounting firm. Certain of the professional staff and shareholders of BehlerMick joined MartinelliMick either as employees or partners of MartinelliMick and will continue to practice as members of MartinelliMick.

BehlerMick’s reports on the Company’s consolidated financial statements for fiscal years ended September 30, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

BehlerMick’s reports on the Company’s consolidated financial statements for fiscal years ended September 30, 2010 and 2009 contained a separate paragraph stating "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company’s accumulated deficit and lack of revenues raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding the resolution of this issue are also discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years and through to November 28, 2011, there were no disagreements between BehlerMick and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BehlerMick, would have caused BehlerMick to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements.

During the two most recent fiscal years and through to November 28, 2011, there were no “reportable events” with respect to the Company as that term is defined in item 304(a)(l)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

During the two most recent fiscal years and through to November 28, 2011, BehlerMick did not consult with the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company is unable to file Exhibit 16 as BehlerMick has ceased operations and is no longer practicing public accounting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOHSONE SILVER MINING COMPANY

Date: November 28, 2011
/s/ Lex Smith
Lex Smith
President and Principal Executive Officer